Page 21 of 22 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of The Wet Seal Inc. dated November 5, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  November 5, 1998                GROSS-TEITELBAUM HOLDINGS INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Secretary


                                       LOS ANGELES EXPRESS FASHIONS, INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Secretary


                                       SUZY SHIER INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Chairman and CEO


                                       SUZY SHIER EQUITIES INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   President


                                       SUZY SHIER LTD.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Chairman and CEO

                                                             Page 22 of 22 Pages



                                       STEPHEN GROSS HOLDINGS INC.


                                       By:   /s/ Stephen Gross
                                             -----------------------------------
                                             Name:    Stephen Gross
                                             Title:   Secretary


                                       STEPHEN GROSS


                                       /s/ Stephen Gross
                                       -----------------------------------------



                                       TEITELBAUM HOLDINGS INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Secretary


                                       IRVING TEITELBAUM


                                       /s/ Irving Teitelbaum
                                       -----------------------------------------


                                       LA SENZA INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   Chairman and CEO


                                       3254127 CANADA INC.


                                       By:   /s/ I. Teitelbaum
                                             -----------------------------------
                                             Name:    I. Teitelbaum
                                             Title:   President